UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Winmark Corporation
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 28, 2010

TO THE SHAREHOLDERS OF WINMARK CORPORATION

Notice is hereby given to the holders of the shares of Common Stock of Winmark Corporation that our Annual Meeting of Shareholders will be held at our corporate offices, 605 Highway 169 N, Suite 100, Minneapolis, Minnesota 55441 on Wednesday, April 28, 2010 at 4:00 p.m. Central Daylight Time, to consider and act upon the following matters:

1.                                       To set the number of members of the Board of Directors at six.

2.                                       To elect six directors to serve for a term of one year.

3.                                       To approve the 2010 Stock Option Plan.

4.                                       To ratify the appointment of GRANT THORNTON LLP as our independent registered public accounting firm for the 2010 fiscal year.

5.                                       To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on March 8, 2010 will be entitled to vote at the meeting and adjournments of the meeting.

You are cordially invited to attend the meeting.  Even if you do not plan to attend the meeting, we urge you to sign, date and return the proxy at once in the enclosed envelope.

By the Order of the Board of Directors

/s/ John L. Morgan
John L. Morgan
Chairman and Chief Executive Officer

Dated March 11, 2010

Winmark Corporation

605 Highway 169 North, Suite 100

Minneapolis, Minnesota 55441

Annual Meeting of Shareholders

April 28, 2010

PROXY STATEMENT

GENERAL

The Annual Meeting of Shareholders of Winmark Corporation will be held on Wednesday, April 28, 2010, at 4:00 p.m., Central Daylight Time, at our corporate offices, 605 Highway 169 N, Suite 100, Minneapolis, Minnesota 55441, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

The enclosed proxy is solicited by our Board of Directors.  Such solicitation is being made by mail and may also be made by directors, officers and regular employees of Winmark personally or by telephone.  Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying us in writing at the above address, attention: Corporate Secretary, or by appearing in person at the meeting.  Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

Shares voted as abstentions on any matter (or a “withhold authority” vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter.  If a broker submits a “non-vote” proxy, indicating that the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purposes of calculating the vote with respect to such matter.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the determination of the size of the Board, the election of six directors, and the approval of the 2010 Stock Option Plan (Proposals 1, 2 and 3 of this Proxy Statement).  In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted, your bank or broker was allowed to vote those shares on your behalf with respect to the size of the board of directors and in the election of directors as they felt appropriate.  Banks and brokers do not have discretion to vote uninstructed shares on shareholder approval of compensation plans and this has not changed.  Recent changes in regulation were made to take away the ability of your bank or broker to vote your uninstructed shares in determining the size of the board and the election of directors on a discretionary basis.  Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf on Proposals 1, 2 and 3.  Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 4 of this Proxy Statement).  If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

All of the expenses involved in preparing, assembling and mailing this proxy statement and the material enclosed herewith will be paid by Winmark.  Winmark may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock.  This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about March 26, 2010.

IMPORTANT NOTICE REGARDING AVAILABILITY

OF PROXY MATERIALS FOR THE 2010 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, APRIL 28, 2010

Under rules promulgated by the Securities and Exchange Commission, Winmark is providing access to its proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of its proxy materials on the Internet.

You may access the following proxy materials as of the date they are first mailed to our shareholders at www.winmarkcorporation.com by following the tab under “Investor Relations” and the link for “Proxy Materials”:

•                  Notice of 2010 Annual Meeting of Shareholders to be held on Wednesday, April 28, 2010;

•                  Proxy Statement and form of proxy for 2010 Annual Meeting of Shareholders to be held on Wednesday, April 28, 2010; and

•                  Annual Report on Form 10-K for the fiscal year ended December 26, 2009.

These proxy materials are available free of charge and will remain available through the conclusion of the Annual Meeting.  Additionally, we will not collect information, such as “cookies,” that would allow us to identify visitors to the site.

OUTSTANDING SHARES AND VOTING RIGHTS

The Board of Directors has fixed March 8, 2010, as the record date for determining shareholders entitled to vote at the Annual Meeting.  Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting.  At the close of business on March 8, 2010, 5,122,233 shares of our Common Stock were issued and outstanding.  Common Stock is the only outstanding class of capital stock entitled to vote at the meeting.  Each share of Common Stock is entitled to one vote on each matter to be voted on at the meeting.  Holders of Common Stock are not entitled to cumulative voting rights.

Under applicable Minnesota law, approval of each of the proposals to be voted on at the meeting except the election of the nominees requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.  The election of the nominees requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present.

ELECTION OF DIRECTORS

(Proposals #1 and #2)

At the meeting, the Board of Directors is to be elected to hold office until the 2011 Annual Meeting or until successors are elected and have qualified.  Our Bylaws provide that the number of directors on our Board shall be fixed by the shareholders, subject to increase by the Board of Directors in an interim period between shareholder votes.  The Nominating Committee recommended to the Board of Directors that the shareholders set the number of directors at six.  The Nominating Committee also recommended to the Board of Directors that the shareholders elect the nominees named below.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, to set the number of directors at six and for the election of the nominees named below, unless one or more of such nominees should become unavailable for election, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose.  Each person nominated has agreed to serve if elected, and we know of no reason why any of the listed nominees would be unavailable to serve.

Information Concerning Nominees:

Name and Age	Principal Occupation and Business Experience for Past Five Years

John L. Morgan Age: 68

Mr. Morgan was elected Chairman of the Board and Chief Executive Officer of Winmark in March 2000. He was an independent investor/business consultant from April 1999 to February 2000. He was the founder of Winthrop Resources Corporation, a business equipment leasing company, and served as its President from March 1982 through March 1999. In addition, Mr. Morgan is currently a private investor and serves as a member of Rush River Group, LLC. Mr. Morgan brings experience in executive management and over 40 years of equipment leasing experience to our Board. In his current capacity as Chairman and Chief Executive Officer of Winmark, Mr. Morgan provides an intimate knowledge of our business and operations and provides the Board with company-specific experience and expertise. In addition, his significant ownership stake in Winmark provides the Board with a unique perspective regarding the long-term strategy of the company.

Jenele C. Grassle Age: 50

Ms. Grassle was elected a director of Winmark in January 2001. She has served as Vice President, Merchandising for Carlson Marketing Worldwide, a division of Groupe Aeroplan, Inc., since May 2008. Ms. Grassle served as the Vice President/General Merchandise Manager at Value Vision Media, Inc. from July 2007 to April 2008, as Vice President, Jewelry from July 2006 to July 2007 and as Divisional Merchandise Manager, Ready-to-Wear, Accessories and Cosmetics from February 2005 to July 2006.Ms. Grassle’s background as an executive officer and her expertise in retail management including merchandising, operations and marketing provides expertise as well as leadership skills to our Board.

Kirk A. MacKenzie Age: 71

Mr. MacKenzie was elected Vice Chairman and a director of Winmark in May 2000. In addition, he is currently a private investor, serves as a member of Rush River Group, LLC and is a Director of Geronimo Wind Energy, LLC. From January 1982 to March 1999, Mr. MacKenzie was Executive Vice President of Winthrop Resources Corporation, a business equipment leasing company. Mr. MacKenzie’s experience in equipment leasing, as well as his previous public company executive experience provides significant insight and expertise to our Board, particularly as we continue to build our equipment leasing operations.

Dean B. Phillips Age: 41

Mr. Phillips was elected a director of Winmark in 2007. He currently serves as President and Chief Executive Officer of Phillips Distilling Company, a position he has held since 2000. From 1993 to 2000, Mr. Phillips held a variety of sales and marketing positions in both the US and Canada at Phillips Distilling Company and Millennium Import, LLC — the marketer of Belvedere and Chopin luxury vodkas. Mr. Phillips is Chairman of the Board of Directors of Allina Health System, a member of the Advisory Board of the Center for the Study of Politics and Governance at the University of Minnesota’s Humphrey Institute and a Trustee of The Jay & Rose Phillips Family Foundation. Through his background as an existing chief executive officer, as well as his other board service, Mr. Phillips brings, leadership, corporate governance and risk assessment skills to our Board.

Paul C. Reyelts Age: 63

Mr. Reyelts was elected a director of Winmark in May 2000 and serves as Lead Director. He served as the Executive Vice President of Finance and Chief Financial Officer of The Valspar Corporation, a global leader in the coatings industry, from April 1982 until February 2008. He remained an Executive Vice President of Valspar Corporation until his retirement in May 2009. In addition, Mr. Reyelts serves on the Board of Trustees of Minnesota Public Radio, the Advisory Board of the University of Minnesota College of Design and the Minneapolis Parks Foundation Board. As the former Chief Financial Officer of a NYSE-listed public company, Mr. Reyelts brings experience in financial and executive management, corporate governance and risk management to our Board. In addition, he has an extensive knowledge of the capital markets due to his prior experience that has proven useful to the Board.

Mark L. Wilson Age: 61

Mr. Wilson was elected a director of Winmark in May 2000. He currently serves as Of Counsel at the law firm of Henson & Efron, P.A. In 2006, Mr. Wilson served as President of Kettle River Company, LLC, a business consulting firm. From 1999 to 2006, he served as President of Weisman Enterprises, Inc. and its affiliates, a vending and small transaction management company. In addition, Mr. Wilson currently serves on the Board of Directors of the Minnesota Community Foundation, The St. Paul Foundation, Intergenerational Living and Health Care, Inc., GiveMN.org and Minnesota Real Estate Foundation. Mr. Wilson’s background in legal matters and executive management provides significant insight and expertise to our Board. He provides valuable guidance on the issues of corporate governance, risk management and general management.

Board Recommendation

The Board of Directors recommends that the shareholders vote FOR Proposal #1 to set the number of members of the Board of Directors at six.  The Board of Directors recommends that the shareholders vote FOR each of the six nominees set forth in Proposal #2 to serve for a one year term.

CORPORATE GOVERNANCE

Code of Ethics and Business Conduct

We have adopted the Winmark Corporation Code of Ethics and Business Conduct (the “Code of Conduct”), that applies to our directors, officers and employees.  The Code of Conduct is publicly available on our web site at www.winmarkcorporation.com.  If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the Code of Conduct to our directors or executive officers, we will disclose the nature of such amendments or waiver on our web site or in a report on Form 8-K.

Leadership Structure of the Board

In accordance with Winmark’s bylaws, our Board of Directors elects our Chief Executive Officer and our Chairman, and each of these positions may be held by the same person or may be held by two persons. The Board does not have a policy regarding whether the role of the Chairman and Chief Executive Officer should be separate.

The Governance and Nominating Committee shall nominate, and a majority of the independent directors shall elect, a Lead Director as well as a Vice Chairman.  Because our Chief Executive Officer also serves as Chairman of the Board, Winmark has a Lead Director.  Our Lead Director presides over meetings of our independent directors and is an additional resource to the Board with respect to governance and financial matters.  Our current Vice Chairman provides the board with extensive experience and expertise with respect to equipment leasing and general executive management.

After careful consideration, the Corporate Governance and Nominating Committee has determined that Winmark’s current Board structure combining the principal executive officer and board chairman positions and utilizing a Lead Director and Vice Chairman is the most appropriate leadership structure for Winmark and its shareholders given its ownership and operating structure.

Majority of Independent Directors; Committees of Independent Directors

The Board of Directors has determined that Ms. Grassle and Messrs. Phillips, Reyelts, and Wilson, constituting a majority of the Board of Directors, are independent directors in accordance with rules of the Nasdaq since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  Messrs. Morgan and MacKenzie are precluded from being considered independent by Nasdaq rules since they either currently serve as executive officers of Winmark and/or have had a relationship with Winmark that preclude them from being deemed independent under Nasdaq rules.

Each member of the Audit Committee, Compensation Committee and Nominating Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with Nasdaq rules.

Standing Committees

The Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee.  Each of these Committees’ duties are set forth in a charter, which are available on our website at www.winmarkcorporation.com under the “Investor Relations” heading.

Audit Committee

The Audit Committee provides oversight by reviewing financial reports and other financial information of Winmark, reviewing our systems of internal control regarding finance, accounting, legal compliance and ethics, and reviewing our auditing, accounting and financial reporting process. The Audit Committee serves as an independent and objective party to monitor our financial reporting process and internal control system.  The Audit Committee coordinates, reviews and appraises the audit efforts of our independent registered public accounting firm.  Further, the Audit Committee communicates directly with the independent accountants, financial and senior management and Board of Directors regarding the matters related to the Committee’s responsibilities and duties.   The Board has determined that Paul C. Reyelts, an independent director, is the Audit Committee financial expert.  The current Audit Committee members are Paul C. Reyelts (Chairman), Dean B. Phillips, and Mark L. Wilson.  The Audit Committee held four (4) meetings during fiscal 2009.

Compensation Committee

The Compensation Committee’s purpose is to assist the Board of Directors in the discharge of its responsibilities relating to (a) fair, reasonable, and competitive compensation practices for our executive officers and other key employees which are consistent with the our objectives; (b) oversight of broad-based employee compensation policies and programs; and (c) fair, reasonable and competitive compensation and benefit programs for our nonemployee directors.  The Compensation Committee, which consists of Mark L. Wilson, Jenele C. Grassle, Dean B. Phillips and Paul C. Reyelts, held one (1) meeting during fiscal 2009.  Mark L. Wilson has been appointed the Chairman of the Compensation Committee.

The Compensation Committee’s responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to:

•                  Review and approve annually appropriate incentive compensation goals and objectives for the CEO and other executive officers.

•                  Consider and approve the base salary, incentive and equity-based compensation awards and other compensation actions for the CEO based upon an evaluation of the CEO’s performance, effectiveness and other relevant considerations.

•                  Review and approve base salaries, incentive and equity-based compensation awards and other compensation actions for all other executive officers, based upon an evaluation of such officer’s performance, effectiveness, the recommendations of the CEO and other relevant considerations.

Compensation decisions for our executive officers and nonemployee members of the Board of Directors are made by the Compensation Committee.  The Compensation Committee also makes decisions regarding the equity compensation of any other Winmark employees.  The Compensation Committee has not elected to utilize the services of a compensation consultant in determining executive compensation, though they have the discretion to utilize the services of a consultant as outlined in the Compensation Committee’s Charter.  To the extent the Committee determines to expend in excess of $5,000 during any fiscal year on consultants, it must seek pre-approval from the Board of such excess expenditures.

Our Chief Executive Officer, with the input of other officers at his discretion, provides the Compensation Committee with recommendations for the compensation of all executive officers and nonemployee directors.

Nominating Committee

The purpose of the Nominating Committee is to advise the Board of Directors and provide oversight on matters related to (a) the selection and nomination of Board Members; and (b) the appointment of Board Committee Members.  The Nominating Committee, which consists of Jenele C. Grassle, Dean B. Phillips, Paul C. Reyelts, and Mark L. Wilson, held one (1) meeting during fiscal 2009.  Jenele C. Grassle has been appointed Chairperson of the Nominating Committee.

Winmark does not have a formal policy with regard to the consideration of director candidates recommended by shareholders since it is our practice to consider director recommendations from any source. The Board is comprised of a majority of independent directors, which ensures consideration of director candidates from any source based on the criteria set forth below.  Each Nominating Committee member is independent.  The Board will consider director candidates recommended by shareholders according to the following membership criteria.

Board Membership Criteria

In selecting the new directors, the Committee shall consider any requirements of applicable law or listing standards, a candidate’s strength of character, judgment, business experience and specific area of expertise, factors relating to composition of the Board, principles of diversity and such other factors as the Committee shall deem important.

The Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation.

Shareholder Nomination of Directors

A shareholder who wishes to recommend one or more directors must provide a written recommendation to our Corporate Secretary at the address below.  Notice of a recommendation must include:

with respect to the shareholder:

•                  name, address, the class and number of shares such shareholder owns;

with respect to the nominee:

•                  name, age, business address, residence address,

•                  current principal occupation,

•                  five year employment history with employer names and a description of the employer’s business,

•                  the number of shares beneficially owned by the nominee,

•                  whether such nominee can read and understand basic financial statements, and

•                  Board membership, if any.

The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders.  We may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

Risk Oversight

Our Board is charged with providing oversight of Winmark’s risk management processes.  Specifically, the Audit Committee is primarily responsible for overseeing the risk management function.  In carrying out its responsibilities, the Audit Committee works closely with Winmark’s President of Finance and Administration and Chief Financial Officer.  The Audit Committee meets quarterly to discuss the financial affairs of the Company.  In addition, at least annually, the Audit Committee reviews a risk assessment and an overview of the risk management processes of the Company.

Meeting Attendance

During fiscal 2009, the Board of Directors held four (5) meetings.  All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served.

We have not adopted a formal policy with regard to board members’ attendance at annual meetings of shareholders, however, all directors are encouraged to attend such meetings.  All of the directors attended the Annual Meeting last year.

Shareholder Communications

Shareholders may communicate directly with the Board of Directors.  All communications should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors.  If no director is specified, the communication will be forwarded to the entire Board.  Shareholder communications to the Board should be sent to:

Corporate Secretary

Winmark Corporation

Attention:  Board of Directors

605 Highway 169 N, Suite 400

Minneapolis, Minnesota 55441

EXECUTIVE OFFICERS

The executive officers of Winmark are as follows:

NAME	AGE	POSITION
John L. Morgan	68	Director, Chairman and Chief Executive Officer
Brett D. Heffes	42	President, Finance and Administration
Steven A. Murphy	44	President, Franchising
Steven C. Zola	48	President, Winmark Capital Corporation
Leah A. Goff	48	Vice President, Human Resources
Merry Beth Hovey	46	Vice President, Marketing
Anthony D. Ishaug	38	Chief Financial Officer and Treasurer

John L. Morgan was elected Chairman of the Board and Chief Executive Officer of Winmark in March 2000.  He was an independent investor/business consultant from April 1999 to February 2000.  He was the founder of Winthrop Resources Corporation, a business equipment leasing company, and served as its President from March 1982 through March 1999.  In addition, Mr. Morgan is currently a private investor and serves as a member of Rush River Group, LLC.

Brett D. Heffes has served as President of Finance and Administration of Winmark since December 2007.  From November 2002 to November 2009, he also served as Treasurer for Winmark.   From November 2002 to September 2008, Mr. Heffes served as Chief Financial Officer for Winmark.

Steven A. Murphy has served as the President of Franchising since October 2006.  Mr. Murphy also served as Vice President of Franchise Management of Winmark from December 2003 to October 2006, remaining primarily responsible for the Play It Again Sports® and Music Go Round® brands from December 2003 until March 2006.

Steven C. Zola has served as the President of Winmark Capital Corporation since December 2005. Mr. Zola also served as an advisor to Winmark from January 2005 to December 2005.  From September 2002 until January 2007, Mr. Zola served in a number of positions, including President and Chief Executive Officer, of CrystalVoice Communications, Inc, a VoIP software company. From March 1990 to January 2002 he was employed by Winthrop Resources Corporation, a technology equipment leasing company, where he served as Senior Vice President of Sales and Marketing prior to his departure.

Leah A. Goff has served as Vice President of Human Resources for Winmark since September 2005.  From April 1997 to March 2000 and October 2000 to September 2005, Ms. Goff served as Human Resources Manager for Winmark.

Merry Beth Hovey has served as Vice President of Marketing for Winmark since July 2007.  From April 2006 until July 2007, Ms. Hovey served as Director of Marketing for Winmark.  Prior to joining Winmark, Ms. Hovey was Vice President of Marketing for 2nd Swing Golf from October 2004 to December 2005.  Ms. Hovey also held the position of Director of Marketing for Minnesota Public Radio from October 2001 through January 2004.

Anthony D. Ishaug has served as Chief Financial Officer for Winmark since September 2008 and Treasurer since November 2009.  Prior to joining Winmark, Mr. Ishaug was employed as Chief Operating Officer and Chief Financial Officer of Department 56, Inc., (a division of Lenox Group, Inc.), a giftware and collectible company, from January 2008 until September 2008.  From April 2005 to January 2008, Mr. Ishaug served as Controller and Treasurer of Lenox Group, Inc. and from July 2000 to April 2005 as Director, Treasury and Corporate Development at Lenox Group, Inc.

The term of office of each executive officer continues until terminated by Winmark.

There are no arrangements or understandings among any of the executive officers of Winmark and any other person (not an officer or director of Winmark) pursuant to which any of the executive officers were selected as an officer of Winmark.

EXECUTIVE COMPENSATION TABLES

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers (“NEOs”) for the fiscal year ended December 26, 2009.  Winmark’s compensation structure for NEOs emphasizes the collective accountability to our shareholders, employees, and to one another by examining the performance of the NEOs as a group.  The overall success of our business was examined to determine NEO salary, bonus, and incentive compensation, including a variety of financial and nonfinancial factors such as the overall performance of the company against long-term financial and strategic objectives, cash flow, human resources management, earnings per share, and the effectiveness of the NEOs as a group.  Although our philosophy is to compensate NEOs as a group, we believe it is important to retain the flexibility and discretion to modify all elements of compensation awarded to individuals based upon their general business and company experience, leadership, potential future contribution, and the performance of the businesses for which they are responsible.  There are 3 primary components to NEOs compensation: (1) base pay, (2) annual incentive bonus, and (3) equity based compensation.

Base pay provides the NEOs with regular compensation for services performed during the fiscal year, and is used to establish a pay range for the annual incentive bonus.  The NEOs’ base pay is determined in part by examining awards from past years, both for NEOs as a group and for each individual NEO.  The annual bonus for each NEO, awarded at the discretion of the Compensation Committee, may range in amount from 0% to 100% of that NEO’s salary.  The annual incentive bonus is designed to motivate and reward the NEOs as a group for furthering the achievement of the Company’s short and long-term objectives during the fiscal year.  The third primary component of compensation is long-term incentive compensation in the form of stock options.  Options were granted to the NEOs by the Compensation Committee under our current employee stock option plan, with a four year vesting period beginning on the first anniversary of the grant date and a ten year term, both contingent upon the continued employment of the NEO.  Although previous awards are considered, the amount of options a NEO receives depends primarily upon the NEOs performance as a group, the total number of option shares recommended for issuance, and the total number of people included in the annual stock option grants.

We entered into an employment agreement with John L. Morgan, CEO, in March 2000, which has been subsequently amended three times.  The most recent amendment clarified that Mr. Morgan’s base salary will be set annually by the Compensation Committee or a similar body of independent directors in its discretion.  Pursuant to the agreement, Mr. Morgan may also receive a bonus determined by the Compensation Committee in its discretion.  The agreement is terminable for any reason by either party upon 30 days written notice.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)

John L. Morgan	2009	200,833	200,000	—	8,411	409,244
Chief Executive Officer and Chairman of the Board of Directors(1)	2008	236,000	125,000	—	7,961	368,961

Brett D. Heffes	2009	242,500	200,000	113,900	8,580	564,980
President, Finance and Administration(2)	2008	236,000	175,000	117,860	8,130	536,990

Steven A. Murphy	2009	242,500	200,000	113,900	8,580	564,980
President, Franchising	2008	227,000	175,000	117,860	8,130	527,990

Steven C. Zola	2009	242,500	200,000	113,900	8,580	564,980
President, Winmark Capital Corporation	2008	236,000	175,000	117,860	8,130	536,990

Anthony D. Ishaug	2009	154,200	—	79,730	2,492	236,422
Chief Financial Officer and Treasurer(3)	2008	42,513	—	33,088	120	75,721

(1)          Mr. Morgan voluntarily reduced his salary during a five-month period in 2009.

(2)          Mr. Heffes was named President, Finance and Administration in December 2007.  He served as Chief Financial Officer until September 2008.

(3)          Mr. Ishaug accepted the position of Chief Financial Officer in September 2008.

(4)          The amounts included under the Option Awards column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards granted in fiscal 2009 and 2008 under the 2001 Stock Option Plan.  A discussion of the assumptions made in the valuation of our stock options is located in footnote 2 “Significant Accounting Policies” in the “Accounting for Stock-Based Compensation” section of the Annual Report on Form 10-K, and is incorporated herein by reference.

(5)          All Other Compensation paid by Winmark is comprised of 401(k) matching contributions, an optional annual contribution to each employee’s retirement account, and life insurance premium payments.  NEOs receive the same 401(k) matching benefits and the same optional annual contribution to employee retirement accounts as all active and eligible employees.  The maximum life insurance payout for executive officers ($250,000), including NEOs, is higher than the maximum payout for salaried exempt ($150,000) and non-exempt office employees ($75,000).

Outstanding Equity Awards at Fiscal Year-End 2009

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

John L. Morgan	—	—	—	—

Brett D. Heffes	18,800 15,000 15,000 15,000 20,000 14,625 11,250 2,812 4,000 0 0	0 0 0 0 0 4,875 11,250 8,438 12,000 10,000 10,000	9.91 10.00 18.25 26.05 20.46 20.32 20.96 16.52 12.75 13.01 22.15	11/04/12 12/18/12 12/16/13 12/09/14 12/13/15 12/14/16 12/13/17 08/13/18 12/11/18 06/01/19 12/10/19

Steven A. Murphy	15,000 10,000 10,000 10,000 10,000 14,625 11,250 2,812 4,000 0 0	0 0 0 0 0 4,875 11,250 8,438 12,000 10,000 10,000	10.52 10.00 18.25 26.05 20.46 20.32 20.96 16.52 12.75 13.01 22.15	12/19/11 12/18/12 12/16/13 12/09/14 12/13/15 12/14/16 12/13/17 08/13/18 12/11/18 06/01/19 12/10/19

Steven C. Zola	800 20,000 14,625 11,250 2,812 4,000 0 0	200 0 4,875 11,250 8,438 12,000 10,000 10,000	25.99 20.46 20.32 20.96 16.52 12.75 13.01 22.15	01/13/15 12/13/15 12/14/16 12/13/17 08/13/18 12/11/18 06/01/19 12/10/19	(2)

Anthony D. Ishaug	1,250 312 0 0	3,750 938 7,000 7,000	18.40 12.75 13.01 22.15	09/04/18 12/11/18 06/01/19 12/10/19

(1)          All of the above-listed option awards were granted pursuant to the 2001 Stock Option Plan.  Unless otherwise indicated, the option awards vest 25% per year for four years, beginning on the first anniversary of the option grant.  Each option award was granted on the date 10 years prior to the expiration date, and expires on the indicated date, or earlier in the case of an employee’s termination, disability or death.

(2)          Vests 20% per year for five years, beginning on the first anniversary date of the option grant.  Expires on the tenth anniversary date of the grant, or earlier in the case of the recipient’s death or disability.

Potential Payments Upon Termination of Employment or Change-in-Control

All of our NEOs are at-will employees operating without employment contracts, with the exception of John Morgan, our Chief Executive Officer.  Although we have in the past, and at our discretion may in the future, negotiate severance agreements with our NEOs, we are under no obligation to do so.  We have not entered into contracts or agreements with the NEOs, individually or as a group, guaranteeing lump sum payments to them upon a change of control of Winmark.  However, our 2001 Stock Option Plan (“2001 Plan”), which provides option awards to our NEOs, provides that optionees are eligible for certain benefits when a “Transaction” occurs, as defined therein.  A “Transaction” includes the sale of substantially all of our assets, a merger, a consolidation, an exchange, a reorganization, reclassification, liquidation, or an extraordinary dividend.  Generally speaking, all of the outstanding and unvested stock options granted under the 2001 Plan become immediately exercisable upon the occurrence of a Transaction unless the Board selects to either: (a) terminate the 2001 Plan and cancel outstanding options not exercised prior to reasonable exercise period; (b) pay optionees, either in cash or shares of the surviving corporation’s stock, the difference between the Fair Market Value of the stock price and the stock option exercise price; or (c) continue the 2001 Plan and allow optionees the right to exercise their respective options for an equivalent number of shares of stock of the succeeding corporation.

As of December 26, 2009, the NEOs had the following outstanding and unvested options to purchase shares of our Common Stock that could accelerate upon a change in control:

Name	Unexercisable Option Shares (#)	Option Exercise Price ($)	Stock Price 12/26/2009	Value Realized Upon Acceleration ($)(1)

John L. Morgan	—	—	—	—

Brett D. Heffes	4,875 11,250 8,438 12,000 10,000 10,000	20.32 20.96 16.52 12.75 13.01 22.15	21.91	7,751 10,688 45,481 109,920 89,000 —

Steven A. Murphy	4,875 11,250 8,438 12,000 10,000 10,000	20.32 20.96 16.52 12.75 13.01 22.15	21.91	7,751 10,688 45,481 109,920 89,000 —

Steven C. Zola	200 4,875 11,250 8,438 12,000 10,000 10,000	25.99 20.32 20.96 16.52 12.75 13.01 22.15	21.91	— 7,751 10,688 45,481 109,920 89,000 —

Anthony D. Ishaug	3,750 938 7,000 7,000	18.40 12.75 13.01 22.15	21.91	13,163 8,592 62,300 —

(1)          Assuming that a change in control occurred at a stock price of $21.91 per share (the closing price of the Company’s stock as of December 26, 2009).

2009 Director Compensation

Cash Compensation Paid to Board Members

For the fiscal year ended December 26, 2009, nonemployee members of the Board of Directors were entitled to receive an annual cash retainer of $15,000 and an attendance fee of $1,000 for each Board or Committee meeting.  The Lead Director received an additional annual retainer of $5,000 and the Vice-Chair received an additional annual retainer of $2,500.

Stock Option Award

Pursuant to the terms of our Stock Option Plan for Nonemployee Directors, nonemployee directors are automatically granted an option to purchase 25,000 common shares upon the initial election as a director. In addition to an initial award under the Nonemployee Director Stock Option Plan, each nonemployee director is eligible to receive stock option grants as determined by the Compensation Committee.  In June and December 2009, each current nonemployee director received a stock option grant of 1,000 shares pursuant to the Nonemployee Director Stock Option Plan.  These options vest 25% per year for four years, beginning one year from the date of the grant, and expire at the end of 10 years.  All of the outstanding and unvested stock options granted under the Nonemployee Director Stock Option Plan become immediately exercisable upon the occurrence of a change in control of the Company.

The following table sets out the fiscal 2009 compensation for each of our current nonemployee directors.

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards ($) (2)(3)	Total ($)
Jenele C. Grassle	22,000	11,390	33,390
Kirk A. MacKenzie	22,500	11,390	33,890
Dean B. Phillips	25,000	11,390	36,390
Paul C. Reyelts	31,000	11,390	42,390
Mark L. Wilson	26,000	11,390	37,390

(1)  John L. Morgan, our Chief Executive Officer, also serves as the Chairman of the Board of Directors.  Mr. Morgan did not receive any compensation for his services as a director.  His compensation is outlined in the Summary Compensation Table on page 11.

(2)  Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards granted in fiscal 2009.  A discussion of the assumptions made in the valuation of our stock options is located in footnote 2 “Significant Accounting Policies” in the “Accounting for Stock-Based Compensation” section of the Annual Report on Form 10-K, and is incorporated herein by reference.

(3)  As of December 26, 2009, each director, except for Dean B. Phillips, has an aggregate of 14,000 options to purchase shares of common stock pursuant to the Nonemployee Director Stock Option Plan outstanding, of which 8,100 are currently exercisable.  In 2007, 2008 and 2009, respectively, Mr. Phillips received options to purchase 27,000, 2,000 and 2,000 shares of common stock, 11,300 of which are currently exercisable.

Transactions with Related Persons, Promoters and Certain Control Persons

2009 Fiscal Year

On February 27, 2009, Sheila Morgan, spouse of John L. Morgan, Chief Executive Officer and Chairman of Winmark, subscribed for and purchased $300,000 of three month maturity unsecured subordinated notes on a monthly interest payment schedule at the rates described on the Interest Rate Supplement filed on Form 424(b)(2) with the Securities and Exchange Commission on March 31, 2008 offered by Winmark Corporation pursuant to a prospectus and related documents declared effective on March 27, 2008.  In connection with her investment Mrs. Morgan agreed that her notes would be voted consistent with the majority of the remaining noteholders in an event of default.

On March 2, 2009, John L. Morgan subscribed for and purchased $1,600,000 of unsecured subordinated notes of various maturities ($200,000 of six month maturity, $200,000 of one year maturity, $200,000 of two year maturity, $130,000 of three year maturity, $180,000 of four year maturity, $190,000 of five year maturity and $500,000 of ten year maturity) all on a monthly interest payment schedule at the rates described on the Interest Rate Supplement filed on Form 424(b)(2) with the Securities and Exchange Commission on March 31, 2008 offered by Winmark Corporation pursuant to a prospectus and related documents declared effective on March 27, 2008.  In connection with his investment Mr. Morgan agreed that his notes would be voted consistent with the majority of the remaining noteholders in an event of default.

2008 Fiscal Year

There were no related party transactions in fiscal 2008.

2007 Fiscal Year

On February 12, 2007, in connection with Winmark’s existing stock repurchase plan, Winmark agreed to repurchase 50,000 shares of common stock from K. Jeffrey Dahlberg, a greater than 5% shareholder, for aggregate consideration of $900,000, or $18.00 per share.

On February 27, 2007, John L. Morgan subscribed for and purchased $500,000 of two year maturity unsecured subordinated notes on a monthly interest payment schedule as described in the Interest Rate Supplement filed on Form 424(b)(2) with the Securities and Exchange Commission on June 16, 2006 offered by Winmark pursuant to a prospectus and related documents declared effective on June 14, 2006.  In connection with his investment, Mr. Morgan agreed that his notes would be voted consistent with the majority of the remaining noteholders in an event of default.

On April 5, 2007, John L. Morgan subscribed for and purchased $400,000 of four year maturity unsecured subordinated notes on a monthly interest payment schedule at the rates described in the Interest Rate Supplement filed on Form 424(b)(2) with the Securities and Exchange Commission on April 3, 2007 offered by Winmark pursuant to a prospectus and related documents declared effective on March 30, 2007.  In connection with his investment, Mr. Morgan agreed that his notes would be voted consistent with the majority of the remaining noteholders in an event of default.

On May 15, 2007, in connection with Winmark’s existing stock repurchase plan, Winmark repurchased 50,000 shares of common stock from K. Jeffrey Dahlberg for aggregate consideration of $850,000, or $17.00 per share.

On June 28, 2007, John L. Morgan subscribed for and purchased $1,000,000 of three year maturity unsecured subordinated notes on a monthly interest payment schedule at the rates described in the Interest Rate Supplement filed on Form 424(b)(2) with the Securities and Exchange Commission on April 3, 2007 offered by Winmark pursuant to a prospectus and related documents declared effective on March 30, 2007.  In connection with his investment, Mr. Morgan agreed that his notes would be voted consistent with the majority of the remaining noteholders in an event of default.

On September 18, 2007, in connection with the Company’s existing stock repurchase plan, the Company agreed to purchase 41,138 shares of common stock from Mark T. Hooley, a former executive officer and son-in-law of John L. Morgan, for aggregate consideration of $771,700 or $18.76 per share.

On October 4, 2007, John L. Morgan subscribed for and purchased $800,000 of unsecured subordinated notes of various maturities ($200,000 of six month maturity, $200,000 of one year maturity, $200,000 of two year maturity and $200,000 of three year maturity) all on a monthly interest payment schedule at the rates described in the Interest Rate Supplement filed on Form 424(b)(2) with the Securities and Exchange Commission on August 23, 2007 offered by Winmark pursuant to a prospectus and related documents declared effective on March 30, 2007. In connection with his investment, Mr. Morgan agreed that his notes would be voted consistent with the majority of the remaining noteholders in an event of default.

On November 6, 2007, Sheila Morgan subscribed for and purchased $2,000,000 of unsecured subordinated notes of various maturities ($500,000 of one year maturity, $500,000 of two year maturity, and $1,000,000 of three year maturity) all on a monthly interest payment schedule at the rates described in the Interest Rate Supplement filed on Form 424(b)(2) with the Securities and Exchange Commission on October 12, 2007 offered by Winmark pursuant to a prospectus and related documents declared effective on March 30, 2007.  In connection with her investment, Mrs. Morgan agreed that her notes would be voted consistent with the majority of the remaining noteholders in an event of default.

APPROVAL OF 2010 STOCK OPTION PLAN

(Proposal #3)

General

As of December 26, 2009, the Company had 77,150 shares available to grant under the 2001 Stock Option Plan. In addition, the Company’s ability to issue incentive stock options under the 2001 Stock Plan will expire on February 20, 2011. Therefore, the Board of Directors has adopted, subject to shareholder approval, a new stock option plan, the 2010 Stock Option Plan (the “2010 Plan”).

The Board of Directors believes that granting stock options to employees, officers, and directors is an effective means to promote the future growth and development of the Company. Such options and awards, among other things, increase these individuals’ stake in the Company’s success and enables the Company to attract and retain qualified personnel. The Board of Directors also believes that the 2010 Plan aligns the employees’ goals and interests to those of the Company and its shareholders.

A more detailed description of the 2010 Plan is set forth below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to the Company’s Chief Financial Officer and Treasurer.

Description of the 2010 Plan

Purpose.  The purpose of the 2010 Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants and advisors upon whose efforts the success of the Company and its affiliates will depend to a large degree.

Shares Available.  Upon approval, the 2010 Plan will provide for the issuance of up to 250,000 shares of Common Stock of the Company, subject to adjustment of such number in the event of future increases or decreases in the number of outstanding shares of Common Stock of the Company effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which the Company receives no consideration.  If any options or stock awards granted under the Plan expire or terminate prior to exercise, the shares subject to that portion of the option or stock award are available for subsequent grants.

Term.  Incentive stock options may be granted pursuant to the 2010 Plan until February 24, 2020, ten years from the date the 2010 Plan was adopted by the Board.  Nonqualified options may be granted under the 2010 Plan until the plan is discontinued or terminated by the Board.

Administration.  The 2010 Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”).  The 2010 Plan gives broad powers to the Committee to administer and interpret the 2010 Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

Eligibility.  All officers and employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 2010 Plan.  All directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary are eligible to receive nonqualified stock options pursuant to the 2010 Plan.

Options.  When an option is granted under the 2010 Plan, the Committee, at its discretion, specifies the option price, the type of option (whether “incentive” or “nonqualified”) to be granted and the number of shares of Common Stock that may be purchased upon exercise of the option.  The exercise price of an incentive stock option and, unless otherwise determined by the Committee, the exercise price of a nonqualified stock option, may not be less than 100% of the fair market value of the Company ‘s Common Stock on the date of grant.  If an incentive stock option is granted to an individual who owns more than 10% of the voting rights of the Company’s common stock, the option exercise price may not be less than 110% of the fair market value on the date of grant.  The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Committee, but the term of an incentive stock option may not exceed ten years from the date of grant.  Each incentive stock option and, unless otherwise determined by the Committee, each nonqualified stock option granted under the 2010 Plan is nontransferable during the lifetime of the optionee.  Each outstanding option under the 2010 Plan may terminate earlier than its stated expiration date in the event of the optionee’s termination of employment or directorship.

Amendment. The Board of Directors may, from time to time, suspend or discontinue the 2010 Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or stock award to the material detriment of the participant without the consent of the participant except as authorized in the event of merger, consolidation or liquidation of the Company, (ii) the 2010 Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the 2010 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive awards; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to participants under the 2010 Plan without the approval of the shareholders, to the extent such approval is required by applicable law or regulation.

Federal Income Tax Consequences of the 2010 Plan.  Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the 2010 Plan.  Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company’s Common Stock on the date of exercise.  Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss.  The Company will receive an income tax deduction in its fiscal year in which options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

Incentive stock options granted under the 2010 Plan are intended to qualify for favorable tax treatment under Code Section 422.  Under Section 422, an optionee recognizes no taxable income when the option is granted.  Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company.  The Company ordinarily is not entitled to any income tax deductions upon the grant or exercise of an incentive stock option.  Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

Plan Benefits.  No stock options have been granted under the 2010 Plan to date.  Because future grants of options are subject to the discretion of the Committee, the future benefits that may be received by any individuals or groups under the 2010 Plan cannot be determined at this time.

Registration Statement with the SEC.  The Company will file a Registration Statement covering the shares of common stock authorized for issuance under the 2010 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

Board of Directors Recommendation

The Board of Directors recommends that the shareholders vote FOR Proposal #3 to approve the 2010 Stock Option Plan.  Under applicable Minnesota law, approval of the proposal requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

Securities Authorized for Issuance Under Equity Compensation Plans

The following information reflects certain information about our equity compensation plans as of December 26, 2009:

	Equity Compensation Plan Information
	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	614,650	$18.08	164,150
Equity compensation plans not approved by security holders	0	—	—
TOTAL	614,650	$18.08	164,150

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the number of shares of Common Stock beneficially owned by (i) each person known by us to own more than 5% of the outstanding shares of Common Stock, (ii) each Named Executive Officer in the Summary Compensation Table, (iii) each director, (iv) each director nominee and (v) all directors and executive officers as a group.  All persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned, unless otherwise noted.  The number of shares listed is as of March 8, 2010, the Record Date, unless otherwise noted.

Name (and Address of 5% Holders) or Identity of Group	Number of Shares Beneficially Owned		Percent of Outstanding Shares

John L. Morgan 605 Highway 169 N, Suite 400 Minneapolis, MN 55441	1,609,877	(1)	31.4%

Kirk A. MacKenzie	183,100	(2)	3.6%

Paul C. Reyelts	28,100	(2)	*

Mark L. Wilson	37,100	(2)	*

Jenele C. Grassle	15,100	(2)	*

Dean B. Phillips	23,300	(3)	*

Brett D. Heffes	142,015	(4)	2.7%

Anthony D. Ishaug	2,562	(5)	*

Steven A. Murphy	114,889	(6)	2.2%

Steven C. Zola	64,828	(7)	1.3%

Ronald G. Olson 1630 North Ridge Drive Wayzata, MN 55391	755,515	(8)	14.7%

Bares Capital Management, Inc. 221 West Sixth Street, Suite 1225 Austin, TX 78701	834,500	(9)	16.3%

All current directors and executive officers as a group (12 persons)	2,229,458	(10)	41.0%

*	Less than 1%

(1)	Includes 29,032 shares held by Mr. Morgan’s wife, for which he disclaims beneficial ownership.
(2)	Includes 8,100 shares which are not outstanding, but may be acquired within 60 days of the Record Date through the exercise of stock options.
(3)	Includes 16,300 shares which are not outstanding, but may be acquired within 60 days of the Record Date through the exercise of stock options.
(4)

Includes 116,487 shares which are not outstanding, but may be acquired within 60 days of the Record Date through the exercise of stock options. Includes 1,000 shares held by Mr. Heffes for a minor child.

(5)	Includes 1,562 shares which are not outstanding, but may be acquired within 60 days of the Record Date through the exercise of stock options.

(6)

Includes 87,687 shares which are not outstanding, but may be acquired within 60 days of the Record Date through the exercise of stock options. Includes 100 shares held in two trust accounts on behalf of Mr. Murphy’s children.

(7)

Includes 53,687 shares which are not outstanding, but may be acquired within 60 days of the Record Date through the exercise of stock options. Includes 1,500 shares held by Mr. Zola for his minor children.

(8)	We have relied on information provided by Mr. Olson in a Form 4 filed on January 22, 2010. Includes 1,500 shares held by Mr. Olson’s wife.
(9)	We have relied on information provided by Bares Capital Management, Inc. on Schedule 13G/A on February 12, 2010.
(10)	Includes 316,210 shares which are not outstanding, but may be acquired within 60 days of the Record Date by all directors and executive officer as a group through the exercise of stock options.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires directors, executive officers, and persons who own more than ten percent of our Common Stock to file with the Securities and Exchange Commission (“Commission”) initial reports of beneficial ownership and reports of changes in beneficial ownership of common shares.  Directors, officers and greater than ten percent shareholders are required by the regulations of the Commission to furnish us with copies of all Section 16(a) reports they file.  Except as set forth below, to our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 26, 2009, all Form 3, Form 4 and Form 5 filing requirements of our directors, executive officers and persons who own more than ten percent of our Common Stock were met.

RATIFICATION OF INDEPENDENT AUDITORS

(Proposal #4)

General

The Audit Committee has the authority to appoint and discharge the independent registered public accounting firm and has chosen to retain GRANT THORNTON LLP to serve as independent registered public accounting firm for fiscal year 2010.  The Board is submitting such appointment of GRANT THORNTON LLP to the shareholders for ratification. If the appointment of GRANT THORNTON LLP is not ratified, the Board of Directors will require the Audit Committee to reconsider its selection.  Representatives from GRANT THORNTON LLP will be present at the meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The following is a summary of the fees billed by GRANT THORNTON LLP for professional services rendered as our independent registered public accounting firm during the 2009 and 2008 fiscal years.

	GRANT THORNTON LLP
Fee Category	Fiscal 2009 Fees	Fiscal 2008 Fees
Audit Fees	$214,244	$186,481
Audit-Related Fees	16,540	16,052
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$230,784	$202,533

Audit Fees.  Consists of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”  These services primarily consist of employee benefit plan audits and consultations concerning financial accounting and reporting standards for Grant Thornton.

Pursuant to its Audit Committee Charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for Winmark by its independent auditors or any other auditing or accounting firm.

AUDIT COMMITTEE REPORT

The Board of Directors maintains an Audit Committee comprised of three of Winmark’s independent directors.  The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, Rule 4350-4, including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(15).

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of Winmark.  In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)                                  reviewed and discussed with management Winmark’s consolidated audited financial statements as of and for the year ended December 26, 2009; and

(2)                                  discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Professional Standards, Vol. 1 AU Section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

(3)                                  received and reviewed the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent auditors the independent auditor’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Winmark’s Annual Report on Form 10-K for the fiscal year ended December 26, 2009, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:

Paul C. Reyelts, Chairman

Dean B. Phillips

Mark L. Wilson

Board Recommendation

The Board of Directors recommends that the shareholders vote FOR Proposal #4 to ratify GRANT THORNTON LLP as the independent registered public accounting firm for Winmark.  Under applicable Minnesota law, approval of the proposal to be voted on at the meeting requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

SHAREHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

Rule 14a-8 of the SEC permits shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules.

The Winmark Corporation 2011 Annual Meeting of Shareholders is expected to be held on or about April 27, 2011.  Proxy materials for that meeting are expected to be mailed on or about March 25, 2011.  Under SEC Rule 14a-8, shareholder proposals to be included in the Winmark Corporation proxy statement for that meeting must be received by Winmark Corporation on or before November 25, 2010.  Additionally, if Winmark Corporation receives notice of a shareholder proposal after February 8, 2011, the proposal will be considered untimely pursuant to SEC Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors of Winmark Corporation, Inc. for its 2011 Annual Meeting of Shareholders may exercise discretionary voting power with respect to the proposal.

ANNUAL REPORT ON FORM 10-K

A COPY OF OUR FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 26, 2009 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT.  NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL.  WE WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE FURNISHING OF SUCH EXHIBIT(S).  ANY REQUEST SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF OUR COMMON STOCK ON MARCH 8, 2010, THE RECORD DATE FOR THE 2010 ANNUAL MEETING, AND SHOULD BE DIRECTED TO ANTHONY D. ISHAUG, CHIEF FINANCIAL OFFICER, AT OUR PRINCIPAL ADDRESS.

OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the meeting.  In the event any other business is presented at the meeting, the persons named in the enclosed proxy will have authority to vote on that business in accordance with their judgment.

By the Order of the Board of Directors

/s/ John L. Morgan
John L. Morgan
Chairman and Chief Executive Officer

APPENDIX A

WINMARK CORPORATION

2010 STOCK OPTION PLAN

SECTION 1.

DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)           “Affiliate” shall mean a Parent or Subsidiary of the Company.

(b)           “Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board.  In the event the Company’s securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended and shall be independent under the listing rules of any stock exchange upon which the Company’s common stock is listed for trading.

(c)           The “Company” shall mean Winmark Corporation, a Minnesota corporation.

(d)           “Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the Pink OTC Markets, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.

(e)           The “Internal Revenue Code” is the Internal Revenue Code of 1986, as amended from time to time.

(f)            “Option Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for options pursuant to this Plan.

(g)           The “Optionee” means an employee of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor, to or director, employee or officer, of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10; or a director to whom a nonqualified stock option has been granted hereunder.

(h)           “Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

(i)            The “Plan” means the Winmark Corporation 2010 Stock Option Plan, as amended hereafter from time to time, including the form of Option Agreements as they may be modified by the Administrator from time to time.

(j)            A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.

PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as “incentive stock options” under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, and through the granting of “non-qualified stock options.”  Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.  In the event shareholder approval is not obtained within such twelve-month period, any incentive stock options granted under the Plan shall automatically become nonqualified stock options.

SECTION 3.

EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.

SECTION 4.

ADMINISTRATION

The Plan shall be administered by the Committee which shall be appointed by the Board of Directors of the Company (the “Board”) (hereinafter the Committee shall be referred to as the “Administrator”).  The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price and terms and conditions of each option.  The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan.  The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.  Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.

PARTICIPANTS

The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom nonqualified stock options shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona fide services to the Company or Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.  The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Affiliate to whom incentive stock options shall be granted under this Plan.  The Administrator may grant additional incentive stock options or nonqualified stock options under this Plan to some or all participants then holding options or may grant options solely or partially to new participants.  In designating participants, the Administrator shall also determine the number of shares to be optioned to each such participant.  The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.

STOCK

The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Option Stock.  Two Hundred Fifty Thousand (250,000) shares of Option Stock shall be reserved and available for options under the Plan; provided, however, that the total number of shares of Option Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12 of the Plan.  In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Option Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.

SECTION 7.

DURATION OF PLAN

Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3.  Nonqualified stock options may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.

SECTION 8.

PAYMENT

Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of Option Stock valued at such stock’s then Fair Market Value, or such other form of payment as may be authorized by the Administrator.  The Administrator may, in its sole discretion, limit the forms of payment available to the Optionee and may exercise such discretion any time prior to the termination of the Option granted to the Optionee or upon any exercise of the Option by the Optionee.  “Previously-owned shares” means shares of Option Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

With respect to payment in the form of shares of Option Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the “Option Agreement”).  The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a)           Number of Shares and Option Price.  The Option Agreement shall state the total number of shares covered by the incentive stock option.  To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Option Stock on the date the Administrator grants the option; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Option Stock on the date of the grant of the option.  The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

(b)           Term and Exercisability of Incentive Stock Option.  The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator .  To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any Subsidiary, the incentive stock option granted to such Optionee shall be exercisable during a term of not more than five (5) years after the date on which it is granted.  The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised.  In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement.  The Administrator may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c)           Other Provisions.  The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.  Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an “incentive stock option” as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

SECTION 10.

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement.  The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a)           Number of Shares and Option Price.  The Option Agreement shall state the total number of shares covered by the nonqualified stock option.  Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Option Stock on the date the Administrator grants the option; provided, however, that the option price per share may not be less than eighty-five percent (85%) of the per share Fair Market Value of the Option Stock on the date of grant.

(b)           Term and Exercisability of Nonqualified Stock Option.  The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator.  The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised.  In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the stock option agreement.  The Administrator may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c)           Withholding.  The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Optionee all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Optionee’s exercise of a nonqualified stock option.  In the event the Optionee is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Option Stock otherwise issuable to the Optionee as a result of the option’s exercise having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option.  In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Optionee’s election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law.  Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d)           Other Provisions.  The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.

TRANSFER OF OPTION

No incentive stock option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee’s lifetime, the option may be exercised only by the Optionee.  If the Optionee shall attempt any transfer of any incentive stock option granted under the Plan during the Optionee’s lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

No nonqualified stock option shall be transferred, except that the Administrator may, in its sole discretion, permit the Optionee to transfer any or all nonqualified stock options to any member of the Optionee’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Optionee’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Optionee receives no consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

SECTION 12.

RECAPITALIZATION, SALE, MERGER, EXCHANGE

OR LIQUIDATION

If, following adoption of this Plan, the Company effects an increase or decrease in the number of shares of Common Stock in the form of a subdivision or consolidation of shares, or the payment of a stock dividend, or effects any other increase or decrease in the number of shares of Common Stock without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and the price per share thereof shall be appropriately adjusted by the Board to reflect such change.  Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

Unless otherwise provided in the Option Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a “transaction”), all outstanding stock options shall become immediately exercisable, whether or not such options had become exercisable prior to the transaction.  In addition to the foregoing, the Board may provide for one or more of the following:

(a)           the complete termination of this Plan and the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction);

(b)           that Optionees holding outstanding stock options shall receive, with respect to each share of Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Optionees shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

(c)           the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation.  The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 13.

INVESTMENT PURPOSE

No shares of Option Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements.  As a condition to the issuance of Option Stock to Optionee, the Administrator may require Optionee to (a) represent that the shares of Option Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Option Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any stock option or the issuance of Option Stock to Optionee, Optionee agrees to the following:

(a)           In the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any stock option granted to Optionee pursuant to the Plan or any of the underlying shares of Option Stock without the prior written consent of the underwriter(s) or its representative(s).

(b)           In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any states securities or Blue Sky law limitations with respect thereto, the Administrator shall have the right (i) to accelerate the exercisability of any stock option and the date on which such option must be exercised, provided that the Company gives Optionee prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Optionee does not exercise prior to or contemporaneously with such public offering.

The Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.

SECTION 14.

RIGHTS AS A SHAREHOLDER

An Optionee (or the Optionee’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).

SECTION 15.

AMENDMENT OF THE PLAN

The Administrator may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee.  Notwithstanding the foregoing, no such revision or amendment shall (i) increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, (iv) materially increase the benefits accruing to Optionees under the Plan, or otherwise make any material amendment of the Plan as defined under any listing regulations of the stock exchange in which the Company’s common stock is listed without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation.  Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 16.

NO OBLIGATION TO EXERCISE OPTION

The granting of an option shall impose no obligation upon the Optionee to exercise such option.  Further, the granting of an option hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Optionee in its employ for any period.

APPENDIX A-1

INCENTIVE STOCK OPTION AGREEMENT

WINMARK CORPORATION

2010 STOCK OPTION PLAN

THIS AGREEMENT, made effective as of this              day of                               ,               , by and between Winmark Corporation, a Minnesota corporation (the “Company”), and                                    (“Optionee”).

W I T N E S S E T H:

WHEREAS, Optionee on the date hereof is a key employee or officer of the Company or an Affiliate; and

WHEREAS, the Company wishes to grant an incentive stock option to Optionee to purchase shares of the Company’s Common Stock pursuant to the Company’s 2010 Stock Option Plan (the “Plan”); and

WHEREAS, the Administrator of the Plan has authorized the grant of an incentive stock option to Optionee and has determined that, as of the effective date of this Agreement, the fair market value of the Company’s Common Stock is $         per share;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1.             Grant of Option.  The Company hereby grants to Optionee on the date set forth above (the “Date of Grant”), the right and option (the “Option”) to purchase all or portions of an aggregate of                              (                            ) shares of Common Stock (the “Stock”) at a per share price of $             on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 12 of the Plan.  This Option is intended to be an incentive stock option within the meaning of Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, to the extent permitted under Code Section 422(d).

2.             Duration and Exercisability.

a.                                       General.  The term during which this Option may be exercised shall terminate on                         ,                except as otherwise provided in Paragraphs 2(b) through 2(d) below.  This Option shall become exercisable according to the following schedule:

Vesting Date	Cumulative Percentage of Shares

Once the Option becomes exercisable to the extent of one hundred percent (100%) of the aggregate number of shares specified in Paragraph 1, Optionee may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein.  If Optionee does not purchase upon an exercise of this Option the full number of shares which Optionee is then entitled to purchase, Optionee may purchase upon any subsequent exercise prior to this Option’s termination such previously unpurchased shares in addition to those Optionee is otherwise entitled to purchase.

A-1-1

b.             Termination of Employment (Other Than Disability or Death).  If Optionee’s employment with the Company or its Affiliate is terminated for any reason other than disability or death, this Option shall terminate on the earlier of (i) the close of business on the three-month anniversary date of the such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2(a) above.  In such period following the termination of Optionee’s employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised.  To the extent this Option was not exercisable upon such termination of employment, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Optionee under this Option shall be forfeited.

c.             Disability.  If Optionee’s employment terminates because of disability (as defined in Code Section 22(e), or any successor provision), this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 2(a) above.  In such period following the termination of Optionee’s employment, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment, but had not previously been exercised.  To the extent this Option was not exercisable upon such termination of employment, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Optionee under this Option shall be forfeited.

d.             Death.  In the event of Optionee’s death, this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the date of Optionee’s death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above.  In such period following Optionee’s death, this Option shall be exercisable by the person or persons to whom Optionee’s rights under this Option shall have passed by Optionee’s will or by the laws of descent and distribution only to the extent the Option was exercisable on the vesting date immediately preceding the date of Optionee’s death, but had not previously been exercised.  To the extent this Option was not exercisable upon the date of Optionee’s death, or if such person or persons do not exercise this Option within the time specified in this Paragraph 2(d), all rights under this Option shall be forfeited.

3.                                       Manner of Exercise.

a.             General.  The Option may be exercised only by Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the Option Period written notice of exercise to the Company at its principal office.  The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the Option price for all shares designated in the notice.  The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement.  The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be so exercised as to the unexercised shares any number of times during the Option period as provided herein.

A-1-2

b.             Form of Payment.  Subject to approval by the Administrator, payment of the option price by Optionee shall be in the form of cash, personal check, certified check or previously acquired shares of Stock of the Company, or any combination thereof.  Any Stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan.  For purposes of this Agreement, “previously-owned shares” means shares of Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

c.             Stock Transfer Records.  As soon as practicable after the effective exercise of all or any part of the Option, Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Optionee one or more duly issued stock certificates evidencing such ownership.  All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

4.                                       Miscellaneous.

a.             Employment; Rights as Shareholder.  This Agreement shall not confer on Optionee any right with respect to continuance of employment by the Company or any of its Affiliates, nor will it interfere in any way with the right of the Company to terminate such employment.  Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Optionee upon exercise of this Option.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 12 of the Plan.

b.             Securities Law Compliance.  The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Stock pursuant to such exercise will not violate any state or federal securities or other laws.  Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Stock to be acquired pursuant to such exercise shall be held, until such time that such Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee’s own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

c.             Mergers, Recapitalizations, Stock Splits, Etc.  Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the Stock (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee’s rights with respect to any unexercised portion of the Option (i.e., Optionee shall have such “anti-dilution” rights under the Option with respect to such events, but shall not have “preemptive” rights).

d.             Shares Reserved.  The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

A-1-3

e.             Withholding Taxes on Disqualifying Disposition.  In the event of a disqualifying disposition of the shares acquired through the exercise of this Option, Optionee hereby agrees to inform the Company of such disposition.  Upon notice of a disqualifying disposition, the Company may take such action as it deems appropriate to insure that, if necessary to comply with all applicable federal or state income tax laws or regulations, all applicable federal and state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee.  If the Company is unable to withhold such federal and state taxes, for whatever reason, Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law.  Optionee may, subject to the approval and discretion of the Administrator or such administrative rules it may deem advisable, elect to have all or a portion of such tax withholding obligations satisfied by delivering shares of Stock having a Fair Market Value equal to such obligations.

f.              Nontransferability.  During the lifetime of Optionee, the accrued Option shall be exercisable only by Optionee or by the Optionee’s guardian or other legal representative, and shall not be assignable or transferable by Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

g.             2010 Stock Option Plan.  The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Optionee and is hereby incorporated into this Agreement.  This Agreement is subject to and in all respects limited and conditioned as provided in the Plan.  The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

h.             Lockup Period Limitation.  Optionee agrees that in the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee hereby agrees that for a period not to exceed 180 days from the prospectus, Optionee will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Stock without the prior written consent of the underwriter(s) or its representative(s).

i.              Blue Sky Limitation.  Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Administrator shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Optionee 15 days’ prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Optionee pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering.  Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Optionee at the address of Optionee on file with the Company.

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j.              Stock Legend.  The Administrator may require that the certificates for any shares of Stock purchased by Optionee (or, in the case of death, Optionee’s successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(h) through 4(j) of this Agreement.

k.             Scope of Agreement.  This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Optionee and any successor or successors of Optionee permitted by Paragraph 2 or Paragraph 4(f) above.

l.              Arbitration.  Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy.  If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration.  Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years.  If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator.  Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement.  Limited civil discovery shall be permitted for the production of documents and taking of depositions.  Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute.  The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded.  The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator’s fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys’ fees.  Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minneapolis.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

WINMARK CORPORATION

By:
Its:	Optionee

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APPENDIX A-2

NONQUALIFIED STOCK OPTION AGREEMENT

WINMARK CORPORATION

2010 STOCK OPTION PLAN

THIS AGREEMENT, made effective as of this              day of                       ,           , by and between Winmark Corporation, a Minnesota corporation (the “Company”), and                                  (“Optionee”).

W I T N E S S E T H:

WHEREAS, Optionee on the date hereof is a key employee, officer or director of the Company or an Affiliate; and

WHEREAS, the Company wishes to grant a nonqualified stock option to Optionee to purchase shares of the Company’s Common Stock pursuant to the Company’s 2010 Stock Option Plan (the “Plan”); and

WHEREAS, the Administrator has authorized the grant of a nonqualified stock option to Optionee and has determined that, as of the effective date of this Agreement, the fair market value of the Company’s Common Stock is $                 per share;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1.             Grant of Option.  The Company hereby grants to Optionee on the date set forth above (the “Date of Grant”), the right and option (the “Option”) to purchase all or portions of an aggregate of                (                                ) shares of Common Stock (the “Stock”) at a per share price of $             on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 12 of the Plan.  This Option is a nonqualified stock option and will not be treated as an incentive stock option, as defined under Section 422, or any successor provision, of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder.

2.             Duration and Exercisability.

a.             General.  The term during which this Option may be exercised shall terminate on                               ,             , except as otherwise provided in Paragraphs 2(b) through 2(d) below.  This Option shall become exercisable according to the following schedule:

Vesting Date	Cumulative Percentage of Shares

Once the Option becomes fully exercisable, Optionee may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein.  If Optionee does not purchase upon an exercise of this Option the full number of shares which Optionee is then entitled to purchase, Optionee may purchase upon any subsequent exercise prior to this Option’s termination such previously un-purchased shares in addition to those Optionee is otherwise entitled to purchase.

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b.             Termination of Relationship (Other Than Disability or Death).  If Optionee’s relationship with the Company or any Subsidiary is terminated for any reason other than disability or death, this Option shall completely terminate on the earlier of (i) the close of business on the three-month anniversary date of the termination of such relationship, and (ii) the expiration date of this Option stated in Paragraph 2(a) above.  In such period following such termination, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding the date on which Optionee’s relationship with the Company or Subsidiary terminated, but had not previously been exercised.  To the extent this Option was not exercisable upon the termination of such relationship, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(b), all rights of Optionee under this Option shall be forfeited.

c.             Disability.  If Optionee ceases to be [an employee] [a consultant] [a nonemployee director] of the Company or any Subsidiary because of disability (as defined in Code Section 22(e), or any successor provision), this Option shall completely terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the termination of all such relationships, and (ii) the expiration date of this Option stated in Paragraph 2(a) above.  In such period following such termination, this Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding the date on which all of Optionee’s relationships with the Company or Subsidiary have terminated, but had not previously been exercised.  To the extent this Option was not exercisable upon the termination of such relationship, or if Optionee does not exercise the Option within the time specified in this Paragraph 2(c), all rights of Optionee under this Option shall be forfeited.

d.             Death.  In the event of Optionee’s death, this Option shall terminate on the earlier of (i) the close of business on the twelve-month anniversary date of the date of Optionee’s death, and (ii) the expiration date of this Option stated in Paragraph 2(a) above.  In such period following Optionee’s death, this Option may be exercised by the person or persons to whom Optionee’s rights under this Option shall have passed by Optionee’s will or by the laws of descent and distribution only to the extent the Option was exercisable on the vesting date immediately preceding the date of Optionee’s death, but had not previously been exercised.  To the extent this Option was not exercisable upon the date of Optionee’s death, or if such person or persons fail to exercise this Option within the time specified in this Paragraph 2(d), all rights under this Option shall be forfeited.

3.                                       Manner of Exercise.

a.             General.  The Option may be exercised only by Optionee (or other proper party in the event of death or incapacity), subject to the conditions of the Plan and subject to such other administrative rules as the Administrator may deem advisable, by delivering within the option period written notice of exercise to the Company at its principal office.  The notice shall state the number of shares as to which the Option is being exercised and shall be accompanied by payment in full of the option price for all shares designated in the notice.  The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and upon payment that complies with the terms of the Plan and this Agreement.  The Option may be exercised with respect to any number or all of the shares as to which it can then be exercised and, if partially exercised, may be exercised as to the unexercised shares any number of times during the option period as provided herein.

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b.             Form of Payment.  Subject to the approval of the Administrator, payment of the option price by Optionee shall be in the form of cash, personal check, certified check or previously acquired shares of Stock of the Company, or any combination thereof.  Any Stock so tendered as part of such payment shall be valued at its Fair Market Value as provided in the Plan.  For purposes of this Agreement, “previously-owned shares” means shares of Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

c.             Stock Transfer Records.  As soon as practicable after the effective exercise of all or any part of the Option, Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to Optionee one or more duly issued stock certificates evidencing such ownership.  All requisite original issue or transfer documentary stamp taxes shall be paid by the Company.

4.                                       Miscellaneous.

a.             Rights as Shareholder.  This Agreement shall not confer on Optionee any right with respect to the continuance of any relationship with the Company or any of its Affiliates,  nor will it interfere in any way with the right of the Company to terminate any such relationship.  Optionee shall have no rights as a shareholder with respect to shares subject to this Option until such shares have been issued to Optionee upon exercise of this Option.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 12 of the Plan.

b.             Securities Law Compliance.  The exercise of all or any parts of this Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Stock pursuant to such exercise will not violate any state or federal securities or other laws.  Optionee may be required by the Company, as a condition of the effectiveness of any exercise of this Option, to agree in writing that all Stock to be acquired pursuant to such exercise shall be held, until such time that such Stock is registered and freely tradable under applicable state and federal securities laws, for Optionee’s own account without a view to any further distribution thereof and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

c.             Mergers, Recapitalizations, Stock Splits, Etc.  Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the Stock of the Company (through sale, merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Optionee’s rights with respect to any unexercised portion of the Option (i.e., Optionee shall have such “anti-dilution” rights under the Option with respect to such events, but shall not have “preemptive” rights).

d.             Shares Reserved.  The Company shall at all times during the option period reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

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e.             Withholding Taxes.  In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee.  If the Company is unable to withhold such federal and state taxes, for whatever reason, Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law.

Subject to such rules as the Administrator may adopt, the Administrator may, in its sole discretion, permit a Optionee to satisfy such withholding tax obligations, in whole or in part (i) by delivering shares of Stock of having an equivalent fair market value, or (ii) by electing to have the Company withhold shares of Stock otherwise issuable to Optionee having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option.  In no event may the Company or Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  Optionee’s election to have shares withheld for purposes of such withholding tax obligations shall be made on or before the date that triggers such obligations or, if later, the date that the amount of tax to be withheld is determined under applicable tax law.  Optionee’s election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3 or any successor provision, as then in effect, of the General Rules and Regulations under the Securities and Exchange Act of 1934, if applicable.

f.              Nontransferability.  During the lifetime of Optionee, the accrued Option shall be exercisable only by Optionee or by the Optionee’s guardian or other legal representative, and shall not be assignable or transferable by Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

g.             2010 Stock Option Plan.  The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Optionee and is hereby incorporated into this Agreement.  This Agreement is subject to and in all respects limited and conditioned as provided in the Plan.  All defined terms of the Plan shall have the same meaning when used in this Agreement.  The Plan governs this Option and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

h.             Lockup Period Limitation.  Optionee agrees that in the event the Company advises Optionee that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Optionee hereby agrees that for a period not to exceed 180 days from the prospectus, Optionee will not sell or contract to sell or grant an option to buy or otherwise dispose of this option or any of the underlying shares of Stock without the prior written consent of the underwriter(s) or its representative(s).

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i.              Blue Sky Limitation.  Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Administrator shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Optionee 15 days’ prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Optionee pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering.  Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Optionee at the address of Optionee on file with the Company.

j.              Stock Legend.  The Administrator may require that the certificates for any shares of Common Stock purchased by Optionee (or, in the case of death, Optionee’s successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(h) through 4(j) of this Agreement.

k.             Scope of Agreement.  This Agreement shall bind and inure to the benefit of the Company and its successors and assigns and Optionee and any successor or successors of Optionee permitted by Paragraph 2 or Paragraph 4(f) above.

l.              Arbitration.  Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy.  If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration.  Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years.  If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court for Hennepin County, Minnesota, select an arbitrator.  Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement.  Limited civil discovery shall be permitted for the production of documents and taking of depositions.  Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute.  The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator’s fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys’ fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

WINMARK CORPORATION

By:
Its:	Optionee

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The Board of Directors Recommends a Vote FOR Items 1, 2, 3, and 4.

1.	Set the number of directors at six (6).		☐ For	☐ Against	☐ Abstain

2.	Election of Directors:	01 John L. Morgan	Vote FOR	Vote WITHHELD
		02 Jenele C. Grassle	all nominees	from all nominees
		03 Kirk A. MacKenzie	(except as marked)
04 Dean B. Phillips
05 Paul C. Reyelts
06 Mark L. Wilson

(Instruction: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided at the right.)

3.	Approval of 2010 Stock Option Plan		☐ For	☐ Against	☐ Abstain

4.	Ratify the appointment of Grant Thornton LLP as independent registered public accounting firm for the 2010 fiscal year.		☐ For	☐ Against	☐ Abstain

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please fold here

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change?    ☐ Mark box and indicate changes below:

Dated: , 2010

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

WINMARK CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 28, 2010

4:00 p.m.

Winmark Corporation

Corporate Headquarters

605 Highway 169 N, Suite 100

Minneapolis, MN 55441

Winmark Corporation

605 Highway 169 N, Suite 100, Minneapolis, MN 55441	PROXY

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 28, 2010.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3, and 4.

By signing the proxy, you revoke all prior proxies and appoint John L. Morgan and Kirk A. MacKenzie, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.